Exhibit 10.6

COLLATERAL AGENT AGREEMENT

THIS COLLATERAL AGENT AGREEMENT (this “Agreement”) is made effective as of June 20, 2013, between Union Bank, N.A. or an affiliate thereof (“Collateral Agent”), True Drinks Holdings, Inc., corporation duly organized and validly existing under the laws of the State of Nevada (the “Debtor”) and each of the lenders set forth on the signature pages hereto (each a “Lender” and collectively the “Lenders”).

W I T N E S S E T H:

WHEREAS, concurrently herewith, Lenders and Debtor are entering into that certain Note Subscription Agreement dated as of the date hereof (the “Subscription Agreement”) and certain other agreements, documents and instruments executed and delivered in connection therewith including, without limitation, that certain Security Agreement dated as of the date hereof (the “Security Agreement” and together with the Subscription Agreement, collectively, the “Loan Documents”), pursuant to which Lenders shall make certain loans to Debtor to be secured by all of Debtor’s existing and future personal property as more fully described in the Loan Documents (the “Collateral”).

WHEREAS, pursuant to the terms of the Loan Documents, Lenders and Debtor hereby appoint a collateral agent as the representative of Lenders in connection with the creation, protection, preservation, maintenance and holding of the Collateral and certain other collateral granted to Lender, including, without limitation, any the equity interests pledged to Lender (if any) (such pledgors of equity, collectively, the “Pledgors”) under the Loan Documents (collectively, the “Loan Collateral”), the perfection of Lender’s security interests in the Loan Collateral, and the enforcement or exercise of any rights, powers and remedies with respect to the Loan Collateral.

WHEREAS, for the orderly administration of the Loan Collateral, Lender and Debtor desire to utilize and appoint Collateral Agent, and Collateral Agent has agreed to accept such appointment, as Lender’s representative and agent to take certain actions from time to time in connection with the Loan Collateral, all upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

Section 1. Appointment of Collateral Agent; Financing Statements.

(a) Upon the terms and subject to the conditions set forth herein, Lenders hereby appoint Collateral Agent, and Collateral Agent hereby accepts such appointment, to (i) serve as Lenders’ representative and agent for purposes of filing financing statements against Debtor and each Pledgor, if applicable, with respect to the Loan Collateral, including by listing Collateral Agent as secured party of record thereon (as such term is used in the Uniform Commercial Code (the “UCC”)), and Collateral Agent agrees that, in such capacity, Collateral Agent shall be the representative of Lenders for purposes of satisfying the requirements of Section 9-502(a)(2) of the UCC, whether or not Collateral Agent is indicated in any such financing statement as acting in its capacity as a representative and agent of Lenders (as contemplated under Section 9-503(d) of the UCC), and (ii) take such other action or actions as Collateral Agent may be directed in writing from time to time by Lenders to create, perfect, preserve or maintain Lender’s security interest in the Loan Collateral or enforce any and all rights and remedies, in whole or in part, available to Lenders under the Loan Documents with respect to the Loan Collateral. In furtherance of the foregoing, Collateral Agent hereby agrees to promptly take any other action (x) required or directed by Lenders from time to time in order to maintain the perfection of, and preserve or protect, Lenders’ security interests in the Loan Collateral, (y) necessary in any bankruptcy or insolvency proceeding with respect to Debtor or any Pledgor to evidence Lenders’ appointment of Collateral Agent hereunder and the perfection, preservation and maintenance of the Loan Collateral in favor of Lenders or (z) permitted or required to be taken by a secured party of record under the UCC and directed by Lenders from time to time in order to carry out more effectively the purposes of this Agreement. Collateral Agent undertakes to perform only such duties as are expressly set forth herein, and no duties shall be implied. Collateral Agent agrees that it shall not take any action other than those actions expressly directed by Lenders hereunder. Except as expressly set forth herein, Lenders shall have and retain the sole power and authority to exercise any and all powers and rights with respect to the Loan Collateral. Lenders and Debtor hereby authorize and direct Collateral Agent to execute the Security Agreement. To the extent that any provision of this Agreement conflicts with a provision of the Security Agreement with regard to the duties, rights or liabilities of the Collateral Agent, such provision of this Agreement shall prevail.

(b) Collateral Agent further agrees that (i) Collateral Agent shall, and is hereby authorized to, file all initial financing statements and USPTO security filings (if applicable) against Debtor and each Pledgor with respect to the Loan Collateral, which financing statements shall list Collateral Agent as secured party of record thereon, (ii) it will not amend, nor will it consent the amendment of, any financing statements filed against Debtor or any Pledgor with respect to the Loan Collateral without the prior written consent of Lenders; and (iii) it shall immediately notify Lenders in writing of any change to its information listed on any financing statement filed against Debtor or any Pledgor with respect to the Loan Collateral including, without limitation, the name or address of Collateral Agent, and shall take any action directed by Lenders to make any necessary amendments to any such financing statement.

(c) Collateral Agent shall have no liability under, and no duty to inquire as to the provisions of, any agreement other than this Agreement and the Security Agreement. Collateral Agent may rely upon, and shall not be liable for acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent or Collateral Agent’s taking of any action in violation of this Agreement. Collateral Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. Collateral Agent shall not be liable for any action taken or omitted by it in good faith except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent or Collateral Agent’s taking of any action in violation of this Agreement. Collateral Agent shall have no liability for assets lost or damaged while being delivered to Collateral Agent except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent or Collateral Agent’s taking of any action in violation of this Agreement. Collateral Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. Anything in this Agreement to the contrary notwithstanding, in no event shall Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 2. Notice by Collateral Agent of Certain Events; Continuation Statements. Collateral Agent shall promptly notify Lenders in writing whenever Collateral Agent receives notice, including any notices received under or in connection with the UCC, that (a) any security interest (other than the security interests of Lenders under the Loan Documents) has been placed, or attempted to be placed, on any Loan Collateral, including any inquiries in respect of any financing statements listing Collateral Agent as secured party of record thereunder, or (b) the attachment or perfection of Lenders’ security interest in the Loan Collateral shall have been challenged. Collateral Agent shall also promptly notify Lenders in writing that any financing statement filed against Debtor or any Pledgor with respect to the Loan Collateral which lists Collateral Agent as secured party of record thereon (each, an “Expiring Financing Statement”) shall be expiring, and such notice shall be provided by Collateral Agent no earlier than six months and no later than three months prior to each such expiration (each, an “Expiration Notice”).If Collateral Agent shall not have received further instruction from Lenders within 10 Business Days following the date on which Collateral Agent sent an Expiration Notice with respect to an Expiring Financing Statement, Collateral Agent shall promptly file, in the appropriate filing office, a continuation statement with respect to such Expiring Financing Statement and shall provide evidence of the same to Lenders. All notices required to be sent to Lenders hereunder shall be mailed to each Lender to the address set forth next to each Lender’s name on the signature pages hereto.

Section 3. Representations and Warranties. Each of the Lenders, the Debtor and Collateral Agent hereby represent and warrant as of the date hereof that:

(a) It is duly incorporated, validly existing and in good standing under the laws of its state of incorporation;

(b) It has the full power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) The execution, delivery and performance by it of this Agreement does not violate any provision of its corporate governance documents; and

(d) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 4. Term; Termination. This Agreement shall remain in full force and effect until its termination in accordance with this Section 4. A majority of the Lenders may, in their sole discretion, terminate this Agreement at any time they deems appropriate. Collateral Agent may terminate this Agreement, and resign from its appointment hereunder, by giving Lenders at least sixty (60) days advance written notice of such resignation. Upon the termination of this Agreement, Collateral Agent shall (a) take any and all actions directed by Lenders to amend all financing statements filed against Debtor and each Pledgor with respect to the Loan Collateral which list Collateral Agent as secured party of record thereon, and (b) take any other action permitted or required to be taken by a secured party of record (as such term is used in the UCC) as directed by Lenders from time to time in connection with the termination of this Agreement.

Section 5. Fees. Debtor agrees to pay to Collateral Agent, upon execution of this Agreement and from time to time thereafter, reasonable compensation for the services to be rendered hereunder, which, unless otherwise agreed in writing, shall be as described on Schedule 1 attached hereto, together with all fees and expenses listed on Schedule 1. Except as set forth in Schedule 1, no compensation, fees and expenses shall be payable by Lenders.

Section 6. Indemnity. Lenders shall indemnity, defend and hold harmless Collateral Agent and its directors, officers, agents and employees (collectively, the “Indemnified Parties”) from all loss, liability or expense arising out of or in connection with Collateral Agent’s execution and performance of this Agreement, or any Indemnified Party’s following of any instructions or other directions from Lenders with respect to the appointment of Collateral Agent under this Agreement, except, in each case, to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of any Indemnified Party or any Indemnified Party’s taking of any action in violation of this Agreement. The parties hereto acknowledge that the foregoing indemnities shall survive the termination of this Agreement and the Security Agreement.

Section 7. Miscellaneous

(a) Governing Law. This Agreement shall be governed by and construed according to the laws of the State of New York, without regard to principles of conflicts of laws.

(b) Severability. In the event that any condition, covenant or other provision contained herein is held by a court of competent jurisdiction to be invalid or void, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant, condition or provision contained herein. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such shall be deemed valid to the extent of the scope or breadth permitted by law.

(c) Entire Agreement; No Modification. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. No modification or amendment of this Agreement shall be effective except by a written instrument signed by all parties hereto.

 (d) Successors and Assigns. This Agreement shall be binding upon the permitted successors and assigns of the parties hereto. Collateral Agent shall not have the right to assign its rights hereunder without the prior written consent of Lenders, except that any corporation or association into which Collateral Agent may be merged or converted, or with which it may be consolidated, shall become “Collateral Agent” hereunder so long as Collateral Agent provides advanced written notice to Lenders at least 10 Business Days prior to such merger, conversion or consolidation.

(e) Counterparts; Electronic Signature. This Agreement may be executed in one or more counterparts and by facsimile or other electronic signature, each of which counterparts when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

(f) Jury Trial Waiver. LENDERS AND COLLATERAL AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN LENDERS AND COLLATERAL AGENT ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

(g) Confidentiality. Each party hereto agrees that the existence and contents of this Agreement, all other information and documents provided by Lenders to Collateral Agent in connection herewith, and the existence of the relationship between Lenders and Collateral Agent, and any services provided by Collateral Agent in connection therewith, are and shall remain confidential and shall not be disclosed to any third party, except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, subpoena, or otherwise in connection with any litigation, arbitration, administrative or similar proceeding, or to comply with any applicable law, order, regulation, ruling, request from governmental regulators, and provided that, if possible, notice of such disclosure is provided to the other party prior thereto, (iii) as may be obtained from a non- confidential source that disclosed such information in a manner that did not violate its obligations to the other party in making such disclosure, or (iv) as may be furnished to that party’s affiliates, or its affiliates’ auditors, attorneys, advisors, lenders and credit rating agencies which are required to keep the information that is disclosed in confidence. Without limiting the foregoing, upon Collateral Agent’s receipt of an inquiry from a third party regarding any financing statements of record against Debtor or any Pledgor with respect to the Loan Collateral listing Collateral Agent as secured party of record thereon, Collateral Agent shall promptly provide notice of the same to Lenders, and shall only respond to such inquiry in accordance with instructions provided by Lenders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement to be effective as of the date first above stated.

COLLATERAL AGENT: UNION BANK, N.A.

By: /s/ Rafael E. Miranda
Name: Rafael E. Miranda
Title: Vice President

LENDERS:

Beneficial Capital Corp

By: /s/ John J. Hoey
Name: John J. Hoey
Title:President

JSL Kids Partners

By: /s/ John S. Lemak
Name: John S. Lemak
Title:Manager

The Fred R. Gumbinner Living Trust

By: /s/ Fred R. Gumbinner
Name: Fred R. Gumbinner
Title:Trustee

/s/ John S. Lemak
John S. Lemak

/s/ John S. Lemak, Jr.
John S. Lemak, Jr.

TRUE DRINKS HOLDINGS, INC.

By: /s/ Dan Kerker
Name: Dan Kerker
Title: Chief Financial Officer